CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Revenues	$ 110	$ 0
Cost of sales	(111)	0
Gross loss	(1)	0
Operating expenses:
Research and development	(1,818)	(1,678)
Sales and marketing	(1,109)	(419)
General and administrative	(2,552)	(1,191)
Total operating expenses	(5,479)	(3,288)
Operating (loss)	(5,480)	(3,288)
Financial income (expenses), net	20	(37)
Net (loss)	$ (5,460)	$ (3,325)
(Loss) per share (basic & diluted) (in dollars per share)	$ (0.10)	$ (0.07)
Weighted average number of shares outstanding (in shares)	55,628,904	45,267,803